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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) July 23, 1999
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                     PROFESSIONAL DENTAL TECHNOLOGIES, INC.
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            (Exact name of registrant as specified in its charter)

                           Commission File No. 1-11032
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Nevada                                                71-0644350
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(State or other jurisdiction of incorporation) (IRS Employer Identification No.)




633 Lawrence Street
Batesville, Arkansas                                        72501
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(Address of principal executive offices)                    (Zip Code)



              Registrant's telephone number, including area code:

                                (870) 698-2300
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        (Former name or former address, if changed since last report.)


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

Item 5.  Other Events.

      On July 23, 1999, Professional Dental Technologies, Inc., a Nevada corporation ("Company"), issued a press release announcing that the date of the Company's special meeting, at which shareholders of record of August 2, 1999 will vote on a proposed amendment to the Company's Certificate of Incorporation, will be held on September 21, 1999. The press release is attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is filed with or incorporated by reference in this Form 8-K:


Exhibit        Description
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99.1           Press release, dated July 23, 1999.





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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated: July 23, 1999



                                          Professional Dental Technologies, Inc.



                                          By: /s/ Richard L. Land
                                              -------------------------
                                          Name: Richard L. Land
                                          Title: Vice President-Finance


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



Exhibit Index
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     (c)  Exhibits.  The  following  exhibit  is filed with or  incorporated  by reference in this Form 8-K:

Exhibit        Description
-------        -----------

99.1           Press release, dated July 23, 1999.




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